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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                          --------------------------

                                   FORM 8-K


                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


              Date of Report (Date of earliest event reported):


                                 June 7, 1996
                             -------------------


                            The Caldor Corporation
              -------------------------------------------------
            (Exact name of Registrant as specified in its charter)


          Delaware                  1-10745              06-1282044
- --------------------------      ----------------    -----------------------
(State or other jurisdiction     (Commission          (I.R.S. Employer
   of incorporation                File No.            Identification No.)

20 Glover Avenue, Norwalk, Connecticut                   06856-5620
- ----------------------------------------               ---------------
(Address of principal executive offices)                 (Zip Code)


                                (203) 846-1641
               ------------------------------------------------
             (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS.

A. WARREN D. FELDBERG EMPLOYMENT AGREEMENT.

On June 7, 1996, the Bankruptcy Court approved the employment agreement dated as of April 15, 1996, as amended on June 7, 1996, between the Registrant and Warren D. Feldberg (collectively, the "Agreement"), pursuant to which Mr. Feldberg will serve as President and Chief Operating Officer of the Registrant and was designated a director of the Registrant, subject to continued election by its stockholders. The Agreement provides for an initial three year term of employment and continues for successive periods of one year each, unless terminated by the Registrant or Mr. Feldberg upon not less than 180 days written notice prior to the expiration of the then applicable term of employment.

The Agreement provides for an annual base salary of $900,000 per annum with increases at the discretion of the Board of Directors. Mr. Feldberg will receive a lump sum cash bonus of $750,000. In addition, on the date the Registrant's plan of reorganization (the "Plan of Reorganization") becomes effective in accordance with its terms (the "Effective Date"), Mr. Feldberg will be paid an amount equal to (i) 35% of his annual base salary then in effect plus (ii) up to 52.5% of his annual base salary depending upon the level of the Registrant's achievement as determined under the Company's Performance Retention Program approved by the Bankruptcy Court by order dated March 27, 1996; and six months following the Effective Date, Mr. Feldberg will be paid an additional amount equal to the amount paid on the Effective Date (the "Retention Payments"). The Retention Payments will be made only if, at the time that they are payable, Mr. Feldberg is employed by the Registrant, or, if not then employed, Mr. Feldberg's employment was terminated (i) by the Registrant without cause (as defined in the Agreement) or (ii) by Mr. Feldberg for Good Reason for Resignation (as defined in the Agreement). Mr. Feldberg will be entitled to participate in any cash bonus arrangements, including the Performance Incentive Plan ("PIP"), applicable to his position during the term of his employment. However, notwithstanding any limitations contained in the PIP, Mr. Feldberg will receive a minimum annual amount each year, from the date on which he commences employment with the Registrant through the Effective Date, equal to 50% of the maximum amount payable to him under the PIP for any fiscal year irrespective of the financial performance of the Registrant, and will have the opportunity to be paid up to the additional 50% depending upon the attainment of certain financial performance goals by the Registrant under the PIP.

If the Registrant elects not to renew the Agreement, then he will be entitled to receive, within 30 days after termination, a lump sum severance payment equal to twelve (12) multiplied by the sum of (i) 1/12 of his annual base salary in effect at the time of such expiration plus (ii) 1/12 of 100% of his Target Bonus Opportunity (as defined in the Agreement) for the fiscal year of the Registrant in which such expiration occurs (the sum of (i) plus (ii), as measured as of the time of the applicable expiration or termination under the Agreement, the "Monthly Severance Amount"). Upon termination by the Registrant without cause (as defined in the Agreement) or by Mr. Feldberg for Good Reason for Resignation (as defined in the Agreement), the severance payment would be equal to (i) the Monthly Severance Amount as of the date of such




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termination, multiplied by (ii) the greater of (a) the number of full calendar months remaining in his then current term of employment and (b) twelve (12); provided that if he terminates his employment by virtue of a Good Reason for Resignation relating to failure of the Registrant to maintain officer and director insurance, the severance payment will be reduced by one-half. If Mr. Feldberg terminates his employment (or, in certain circumstances, is dismissed) following the occurrence of certain "change in control" events specified in the Agreement, then he will be entitled to receive, within 30 days after termination, in cash, as severance, a lump sum payment equal to the excess of
2.99 times (or in certain circumstances 1.55 times) his "base amount" over the "present value" of any other "parachute payments" that he has received or to which he is entitled ("base amount," "present value," and "parachute payments" have the meanings set forth in Section 280G of the Internal Revenue Code of 1986, as amended, except that "parachute payments" is determined without regard to whether or not they equal or exceed three times Mr. Feldberg's "base amount"). The obligations of the Registrant under the Agreement are secured by a $3.9 million standby letter of credit.

This summary does not purport to be complete and is qualified in its entirety by reference to the employment agreement and the amendment thereto, copies of which are attached hereto as Exhibits 99.1 and 99.2, respectively.


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ITEM 7:    FINANCIAL STATEMENTS, PRO FORMA
           FINANCIAL INFORMATION AND EXHIBITS

   (c)       Exhibits

                  Exhibit Number    Description
                  --------------    -----------



                  99.1              Employment Agreement dated as of April 15, 1996
                                    between the Registrant and Warren D. Feldberg
                                    ("the Employment Agreement")

                  99.2              Amendment dated June 7, 1996 to the Employment
                                    Agreement between the Registrant and Warren D.
                                    Feldberg


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                                  SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 THE CALDOR CORPORATION
                                                 (Registrant)

Date:  June 18, 1996                             By: /s/ Bennett S. Gross
                                                     --------------------
                                                         Bennett S. Gross
                                                         Vice President


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                                EXHIBIT INDEX


Exhibit Number                     Description                         Page Number
- --------------                     -----------                         -----------



99.1 Employment Agreement dated as of April 15, 1996 between the Registrant and Warren D. Feldberg
                  ("the Employment Agreement")

99.2              Amendment dated June 7, 1996 to the Employment
                  Agreement between the Registrant and Warren D.
                  Feldberg


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